Consolidated Balance Sheet (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Consolidated Balance Sheet
Allowances for doubtful accounts receivable	$ 88	$ 91
Common stock, par value per share (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares issued (in shares)	944,033,056	944,033,056
Treasury stock (in shares)	347,306,778	334,702,932
Common stock, Shares outstanding (in shares)	596,726,278	609,330,124